EXHIBIT 10.2
AMENDMENT NO. 1 AND CONSENT AGREEMENT
     This Amendment No. 1 and Consent Agreement (this “Agreement”) dated as of April 30, 2009 is entered into by and among BORGWARNER INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement (defined below)), the Lenders (as defined in the Credit Agreement (defined below)) identified on the signature pages hereto, JPMORGAN CHASE BANK, as the administrative agent under the Credit Agreement prior to giving effect to this Agreement (in such capacity, the “Existing Administrative Agent”), and BANK OF AMERICA, N.A. (“Bank of America”), as the administrative agent under the Credit Agreement after giving effect to this Agreement (in such capacity, the “Replacement Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
STATEMENT OF PURPOSE
     WHEREAS, the Borrower, the Lenders (including Bank of America), and the Existing Administrative Agent are all parties to that certain Credit Agreement dated as of July 22, 2004 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     WHEREAS, the Existing Administrative Agent has provided, or pursuant hereto is providing, notice to the Borrower that it is resigning as the Administrative Agent, Issuing Bank and Swingline Lender pursuant to Section 2.6(i) and Article VIII of the Credit Agreement (prior to giving effect to this Agreement), and the Borrower has requested that Bank of America become the Administrative Agent, the Issuing Bank and the Swingline Lender under the Credit Agreement, and Bank of America has agreed to do so subject to the terms and conditions set forth herein.
     WHEREAS, the Borrower has requested, or pursuant hereto is requesting, pursuant to Section 2.7 of the Credit Agreement (prior to giving effect to this Agreement), that the Lenders agree to extend their Commitments to an extended Maturity Date of January 22, 2011, and certain of the Lenders are willing so to extend all or a portion of their respective Commitments subject to the terms and conditions set forth herein, and subject to reversion to the existing Maturity Date of July 22, 2009 under certain circumstances as more fully set forth in the Amended Credit Agreement (defined below).
     WHEREAS, the Borrower has requested that the Replacement Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein (with the substitution of the Replacement Administrative Agent for the Existing Administrative Agent being deemed to have occurred prior to such amendments, as further provided below), and such Administrative Agent and Lenders party hereto have agreed to such amendments subject to the terms and conditions set forth herein.

     NOW, THEREFORE, subject to the occurrence of the Effective Date pursuant to Section 4 hereof and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Replacement of Administrative Agent, Issuing Bank and Swingline Lender. Pursuant to its notice to the Borrower, delivered either prior to the date of this Agreement or pursuant to its signature to this Agreement, and notwithstanding any contrary provisions relating to notice or process in the Credit Agreement, effective upon the Effective Date (defined below) the Existing Administrative Agent shall be deemed to have resigned as the Administrative Agent, the Issuing Bank and the Swingline Lender, and Bank of America shall at such time become the Administrative Agent, the Issuing Bank and the Swingline Lender, all pursuant to an Agency Resignation, Assignment and Assumption Agreement dated as of the date hereof between the Existing Administrative Agent and the Replacement Administrative Agent (the “Agent Replacement Agreement”). The parties hereto, by their execution of this Agreement, agree to such resignation and replacement of the Administrative Agent, the Issuing Bank and the Swingline Lender, and that such resignation and replacement, and the Agent Replacement Agreement, shall be deemed to have occurred and be effective upon the occurrence of the Effective Date immediately prior to the effectiveness of the extension (and related assignments, if any) and amendments set forth in paragraphs 2 and 3 below.
     2. Extension of Maturity Date and Related Assignments.
     (a) Pursuant to its notice to the Lenders, delivered either prior to the date of this Agreement or by this Agreement, the Borrower has requested that the Lenders agree to extend the Maturity Date of their Commitments under the Credit Agreement pursuant to Section 2.7 thereof (with such adjustments thereto as are provided herein) to an extended Maturity Date of January 22, 2011 (the “Extended Maturity Date”).
     (b) Each Lender that is willing to extend all or a portion of its Commitment, or an amount in excess of its Commitment in effect prior to the Effective Date, under the Credit Agreement to the proposed Extended Maturity Date as a Continuing Lender (such amount with respect to any Lender, its “Extended Commitment Amount”) has executed this Agreement and has indicated to the Borrower and the Replacement Administrative Agent the amount of its Commitment it is agreeing to extend to the Extended Maturity Date. All such extensions shall be pro rata among the Facilities of the Continuing Lenders.
     (c) The Commitments of Non-Extending Lenders and the portion of the Commitments of Continuing Lenders that are not extended in accordance with this Agreement (such amount with respect to any Lender, its “Non-Extended Commitment Amount”) shall continue to have the Maturity Date in effect prior to giving effect to this Agreement, July 22, 2009 (the “Existing Maturity Date”).
     (d) The Commitments of all Lenders in effect as of the Effective Date shall continue unchanged to the close of business on the Existing Maturity Date. Upon the close of business on the Existing Maturity Date, the Extended Commitment Amounts

shall immediately take effect, and at such time the Extended Commitment Amounts of the Continuing Lenders shall be as set forth on Schedule A hereto (after giving effect to any assignments deemed to have occurred on the Existing Maturity Date pursuant to paragraph 2(e) below).
     (e) In the event that the Extended Commitment Amount upon the occurrence of the Existing Maturity Date with respect to any Continuing Lender exceeds such Lender’s Commitment prior to the Existing Maturity Date (with respect to any Continuing Lender, its “Excess Extended Commitment”), then each Lender with a Commitment expiring on the Existing Maturity Date shall be deemed to have made an assignment, pro rata among them in accordance with their Non-Extended Commitment Amounts, to each Lender holding an Excess Extended Commitment. Such assignments shall be deemed to have occurred immediately at the close of business on the Existing Maturity Date, pursuant to the Borrower’s rights under Section 2.7(d) of the Credit Agreement, but without any further action (and without the need for any Assignment and Acceptance or other documentation) hereunder or under the Credit Agreement, and notwithstanding anything to the contrary in the Credit Agreement; provided that in the event that any Loans are outstanding pursuant to any reduced Non-Extended Commitment Amounts, applicable payments of principal, interest and fees shall be made by the Borrower and/or the Lenders with Excess Extended Commitments, as the Replacement Administrative Agent may direct, in order to effectuate such deemed assignments.
     (f) After the Effective Date, the Borrower may exercise its rights to have Lenders holding Non-Extended Commitment Amounts assign such amounts to Lenders or prospective Lenders willing to agree to the Extended Maturity Date with respect to such Commitments, in each case in compliance with the requirements of Section 2.7(d) of the Credit Agreement, except that (i) such assignment may be required with respect to any Non-Extended Commitment Amount even if the applicable Lender is a Continuing Lender because it has agreed to the Extended Maturity Date hereunder with respect to a portion of its Commitment, and (ii) any such assignment shall only be effective upon the occurrence of the Existing Maturity Date. In the event any such assignment occurs, the Borrower and the proposed assignee shall inform the Replacement Administrative Agent, and Schedule A hereto shall be revised to show such assignment, so that Schedule A shows all Extended Commitment Amounts as of the close of business on the Existing Maturity Date.
     (g) The Extended Commitment Amounts set forth on Schedule A as of the Existing Maturity Date shall be effective pursuant to this paragraph 2 as of such date, without regard to any assignments by any Continuing Lenders after the Effective Date but prior to the Existing Maturity Date. The Schedule A prepared and provided by the Replacement Administrative Agent shall be conclusive as of the Existing Maturity Date absent manifest error.
     (h) The parties hereto hereby acknowledge that the extension of the Maturity Date to the Extended Maturity Date is subject to the provisions of the Amended Credit

Agreement, and such Maturity Date may revert to July 22, 2009 under certain circumstances as more fully set forth in the Amended Credit Agreement.
     (i) The parties hereto hereby waive (i) any inconsistency between the timing of the proposed extension as set forth in this paragraph 2 of this Agreement and the timing of extensions generally required by Section 2.7 of the Credit Agreement, including periods of notice, response and effectiveness, (ii) any inconsistency between this Agreement and Section 2.7 of the Credit Agreement to the extent that any Lender is agreeing to extend some, but not all, of its Commitments pursuant to this Agreement, and (iii) any requirement in Section 2.7(a) of the Credit Agreement that at least the Required Lenders consent to extend the Maturity Date with respect to their Commitments.
     (j) The extension of the Maturity Date with respect to the Extended Commitment Amounts pursuant to this paragraph 2 shall be deemed to have occurred on the Effective Date immediately after the replacement of the Administrative Agent set forth in paragraph 1 above and immediately prior to the amendments set forth in paragraph 3 below, despite the effectiveness of the Extended Commitment Amounts and Schedule A not taking effect until the Existing Maturity Date.
     (k) In the event that pursuant to the Amended Credit Agreement the Maturity Date with respect to the Extended Commitment Amounts reverts to the Existing Maturity Date, as provided therein, Schedule A shall not be effective, and all Commitments shall mature as of the Existing Maturity Date.
     3. Amendments.
     (a) Amendment to the Credit Agreement. The Credit Agreement is hereby amended in its entirety so that, after giving effect to such amendment, it reads in the form set forth on Exhibit A hereto (in such form, the “Amended Credit Agreement”).
     (b) Additional Exhibits and Schedules. The following additional Exhibits and Schedules to the Credit Agreement are hereby added to the Credit Agreement, and have been or are being delivered in connection with this Agreement:
     (i) a Guaranty Agreement (the “Guaranty Agreement”) among the Replacement Administrative Agent and certain of the Subsidiaries as set forth on the signature pages thereto (the “Guarantors” and together with the Borrower, the “Loan Parties”), which shall be substantially in the form attached hereto as Exhibit B and shall constitute Exhibit C under the Credit Agreement;
     (ii) a new Schedule 1.1 (Mandatory Cost Formulae) to the Credit Agreement, in the form of Annex A hereto;
     (iii) a new Schedule 3.14 (Subsidiaries and Other Equity Interests) to the Credit Agreement, in the form of Annex B hereto;
     (iv) a new Schedule 9.1 (Administrative Agent’s Office, Certain Addresses for Notices) to the Credit Agreement, in the form of Annex C hereto.

     (c) Additional Amendment to Credit Agreement. After giving effect to the amendment set forth in paragraph 3(a) above, the Amended Credit Agreement shall be deemed to be further amended by adding one of the following provisions thereto:
     (i) if Lenders representing 100% of the Commitments have signed this Agreement (without regard to whether such Lenders have agreed to any extension of their Commitments pursuant to paragraph 2 above), then Section 2.19(b) of the Amended Credit Agreement shall be further amended by deleting such section in its entirety and replacing it with the following:
     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and other Obligations then due hereunder and under the other Loan Documents, such funds shall be applied:
     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent in its capacity as such;
     Second, to payment of that portion of the Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit fees under Section 2.13(b)) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank arising under the Loan Documents and amounts payable under Sections 2.16, 2.17 and 2.18), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
     Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees under Section 2.13(b) and interest on the Loans, LC Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;
     Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, LC Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Bank, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;
     Fifth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of LC Exposures comprised of the aggregate undrawn amount of Letters of Credit; and
     Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
     Subject to Section 2.6(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
     Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if either (a) no Default has occurred and is continuing at such time or (b) the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.
     (ii) if Lenders representing less than 100% of the Commitments have signed this Agreement (without regard to whether such Lenders have agreed to any extension of their Commitments pursuant to paragraph 2 above), then the following new Section 5.14 shall be added to the Amended Credit Agreement:
SECTION 5.14 Additional Amendment. On or promptly after July 22, 2009, enter into an amendment with the Administrative Agent and all of the Lenders with Commitments at such time (and the Administrative Agent and each of the Lenders agrees to enter into such an amendment), on reasonable terms and conditions, to amend Section 2.19(b) by replacing such subsection in its entirety with language substantially as follows:

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and other Obligations then due hereunder and under the other Loan Documents, such funds shall be applied:
     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent in its capacity as such;
     Second, to payment of that portion of the Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit fees under Section 2.13(b)) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank arising under the Loan Documents and amounts payable under Sections 2.16, 2.17 and 2.18), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
     Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees under Section 2.13(b) and interest on the Loans, LC Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;
     Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, LC Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Bank, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;
     Fifth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of LC Exposures comprised of the aggregate undrawn amount of Letters of Credit; and

     Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
     Subject to Section 2.6(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
     Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if either (a) no Default has occurred and is continuing at such time or (b) the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.
     (d) Joint Lead Arrangers and Joint Book Managers. After giving effect to the amendment set forth in paragraph 3(a) above, the Joint Lead Arrangers and the Joint Book Managers for this Agreement and for the Amended Credit Agreement shall be Banc of America Securities LLC, Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as set forth in the Amended Credit Agreement.
     4. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective (with the provisions in paragraphs 1, 2 and 3 above effective in the order provided therein) as of the date hereof (the date of satisfaction of such conditions, the “Effective Date”):
     (a) the Administrative Agent shall have received:
     (i) counterparts of (A) this Agreement (including Schedule B hereto setting forth utilizations, as of the Effective Date after giving effect to all transactions contemplated by this Agreement to occur on such date, with respect to each of the permitted additional amounts (i.e., baskets) set forth in Sections 6.2(d), (e) and (f) of the Credit Agreement) executed by the Administrative

Agent, the Required Lenders and the Borrower, (B) the Guaranty Agreement executed by the Replacement Administrative Agent and each Guarantor, and (C) the Agent Replacement Agreement;
     (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of responsible officers of the Loan Parties as the Replacement Administrative Agent may require evidencing the identity, authority and capacity of each responsible officer thereof authorized to act as a responsible officer in connection with this Agreement and the other Loan Documents (as defined in the Amended Credit Agreement) to which such Loan Party is a party;
     (iii) such documents and certifications as the Replacement Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that the Borrower is validly existing, in good standing and qualified to engage in business in Delaware, Michigan and Illinois;
     (iv) a favorable opinion of Miller Canfield, counsel to each of the Loan Parties, addressed to the Replacement Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Replacement Administrative Agent or the Required Lenders may reasonably request;
     (v) completed requests for information, dated on or before the Effective Date, listing all effective financing statements filed in all jurisdictions that the Replacement Administrative Agent may deem necessary or desirable in order to perfect Liens on assets of any Loan Party that name any Loan Party as debtor, together with copies of such other financing statements;
     (vi) such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement;
     (b) the Borrower shall have paid to the Replacement Administrative Agent, for the account of each Continuing Lender (including Bank of America), an extension fee on the aggregate principal amount of all Extended Commitment Amounts, as separately agreed among the Borrower, the Replacement Administrative Agent and the various Continuing Lenders;
     (c) the Borrower shall have issued convertible senior notes due 2012 (the “Convertible Notes”) pursuant to that certain Indenture dated as of September 23, 1999 between the Borrower and The Bank of New York Trust Company, N.A., as trustee, and a supplemental indenture thereto, all on terms and conditions reasonably satisfactory to the Replacement Administrative Agent and the Continuing Lenders;
     (d) the Borrower shall have paid (i) all fees required to be paid to the Replacement Administrative Agent and the new Joint Lead Arrangers (as provided in paragraph 3(d) above) on or before the Effective Date, including amounts set forth in the

Fee Letters (as defined in the Amended Credit Agreement), and (ii) all fees, charges and disbursements of counsel to the Replacement Administrative Agent (directly to such counsel if requested by the Replacement Administrative Agent) to the extent invoiced prior to or on the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Replacement Administrative Agent).
     For purposes of determining compliance with the conditions specified in this paragraph 4, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
     5. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     6. Representations and Warranties/No Default. By its execution hereof,
     (a) the Borrower and each of the Guarantors hereby certifies, represents and warrants to the Existing Administrative Agent, the Replacement Administrative Agent and the Lenders that:
     (i) after giving effect to this Agreement and the transactions set forth in paragraphs 1, 2 and 3 above, each of the representations and warranties set forth in the Amended Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except that for purposes of this paragraph 6(a)(i), the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly financial statements furnished pursuant to Sections 5.1(a) and (b) of the Credit Agreement, respectively;
     (ii) after giving effect to this Agreement and the transactions set forth in paragraphs 1, 2 and 3 above, no Default or Event of Default has occurred or is continuing;
     (iii) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party, including the Guaranty Agreement, in accordance with their respective terms and the transactions contemplated hereby;
     (iv) this Agreement and each of the other documents executed in connection herewith to which it is a party, including the Guaranty Agreement, has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor, as applicable, and each such document constitutes the legal, valid and binding obligation of the Borrower or such Guarantor, as applicable, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
     (v) no consent, license or approval is required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Agreement and each of the other documents executed in connection herewith to which it is a party, including the Guaranty Agreement; and
     (b) the Borrower hereby certifies, represents and warrants to the Existing Administrative Agent, the Replacement Administrative Agent and the Lenders that the rating of Index Debt as of the date hereof is Ba1 by Moody’s and BBB by S&P.
     7. Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty Agreement or any other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     8. Miscellaneous.
     (a) Governing Law and Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 9.9 AND 9.10 OF THE AMENDED CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY REPRODUCED HEREIN.

     (b) Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     (c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.
     (d) Costs and Expenses. The Borrower agrees to pay to the Replacement Administrative Agent on demand all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Replacement Administrative Agent.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORGWARNER INC., as Borrower
By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Guarantor
By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS HOLDINGS INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Guarantor
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BORGWARNER EUROPE INC., as Guarantor
By:
Name:
Title:

BORGWARNER HOLDING INC., as Guarantor
By:
Name:
Title:

BORGWARNER INVESTMENT HOLDING INC., as Guarantor
By:
Name:
Title:

BORGWARNER JAPAN INC., as Guarantor
By:
Name:
Title:

BORGWARNER MORSE TEC INC., as Guarantor
By:
Name:
Title:

BORGWARNER NW INC., as Guarantor
By:
Name:
Title:

BORGWARNER POWDERED METALS INC., as Guarantor
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BORGWARNER SOUTH ASIA INC., as Guarantor
By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Guarantor
By:
Name:
Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Guarantor
By:
Name:
Title:

BORGWARNER TURBO SYSTEMS INC., as Guarantor
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BRONSON SPECIALTIES INC., as Guarantor
By:
Name:
Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Guarantor
By:
Name:
Title:

KUHLMAN CORPORATION, as Guarantor
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

JPMORGAN CHASE BANK, AS RETIRING EXISTING ADMINISTRATIVE AGENT, RETIRING ISSUING BANK AND RETIRING SWINGLINE LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BANK OF AMERICA, N.A., AS REPLACEMENT ADMINISTRATIVE AGENT
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BANK OF AMERICA, N.A., AS REPLACEMENT ISSUING BANK AND SWING LINE LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BANK OF AMERICA, N.A., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

CITIBANK, N.A., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

JPMORGAN CHASE BANK, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

MERRILL LYNCH BANK USA, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

CALYON NEW YORK BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BANK OF CHINA, NEW YORK BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

MIZUHO CORPORATE BANK, LTD., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

MORGAN STANLEY BANK, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

UBS LOAN FINANCE LLC, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

ABN AMRO BANK N.V., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

THE BANK OF NEW YORK, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BARCLAYS BANK PLC, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

KEYBANK NATIONAL ASSOCIATION, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

MELLON BANK, N.A., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

NORTHERN TRUST COMPANY, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

THE ROYAL BANK OF SCOTLAND PLC, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

SANPAOLO IMI S.P.A., AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

BANCA DI ROMA — CHICAGO BRANCH, AS A LENDER
By:
Name:
Title:

BorgWarner Inc.
Amendment No. 1 and Consent
Signature Pages

Exhibit A
(to Amendment No. 1 and Consent)
[Amended Credit Agreement attached.]

Exhibit B
(to Amendment No. 1 and Consent)
Exhibit C
(to Amended Credit Agreement)
[Execution copy of Guaranty Agreement attached.]